                                                                   EXHIBIT 23.01


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT

      As independent public accountants, we hereby consent to the incorporation of our report dated January 19, 1998 included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File nos. 333-40645 and 333-38363).



                                                             Arthur Andersen LLP
                                                             ARTHUR ANDERSEN LLP


Boston, Massachusetts
March 18, 1998